UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2015

HIGH PERFORMANCE BEVERAGES COMPANY

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6424 East Greenway Parkway, Suite 100, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip code)

602.326.8290

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 is the first amendment to the Form 8-K that we filed with the Securities and Exchange Commission on December 18, 2015 (the “Original Form 8-K”). The purpose of this Amendment No. 1 is to correct the disclosure relating to the description of the Commitment Fee Note listed in Item 1.01, paragraph number “(4)” in the Original Form 8-K so that, as corrected, the Commitment Fee Note is accurately described as an unsecured promissory note. All other disclosures as presented in the Original Form 8-K remain accurate.

As used herein, the term “we,” “our,” “us,” and the “Company” refers to High Performances Beverages Company, a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S FINANCING PLANS, GOALS, AND ITS ABILITY TO OBTAIN THE NECESSARY CAPITAL THAT IT NEEDS THAT MAY ALLOW IT TO IMPLEMENT ITS BUSINESS PLAN. ALL OF THESE PLANS, GOALS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND IMPORTANT FACTORS DESCRIBED IN COMPANY’S FORM 10-Q AND PRIOR FORM 10-K, INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN AS ITEM 1A AND IN MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF VERY MODEST OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF THESE PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

(4)	The Company also issued that certain unsecured promissory note to the Investor in the amount of forty thousand dollars ($40,000.00) (the “Commitment Fee Note”). The Commitment Fee Note carries an interest rate of 12% and the maturity date is August 14, 2016.

Factors for Investors to Consider

We are taking steps that we hope may allow us to develop a beverage business. We have incurred losses since inception and we anticipate that we will likely incur significant additional losses in the future as well. We have limited operations and only recently revised business plans and strategies. As a result, we lack a substantial operating history that would allow any purchaser of our Common Stock to evaluate our plans and strategies.

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There can be no assurance that our planned operations will be successful or that we will be profitable or achieve positive cash flow or both in the future. We also have no record of paying any dividends on our Common Stock and we have no present plans to pay dividends in the foreseeable future.

If the transactions with the Investor do not result in the Company receiving all or nearly all of the funds set forth in the Investment Agreement, we likely will require significant additional capital to implement our business plan. Currently we are dependent upon the transactions set forth in the Investment Agreement for the additional capital that we need. In the event that the Investor defaults on its obligations, we may not be able to raise capital from other sources or otherwise implement our business plan in any meaningful way. We could then face a period of protracted losses, negative cash flow, and lasting reputational damage as well.

We have not received and we do not anticipate receiving any commitment from any underwriter, broker-dealer, or other source of financing for the additional capital needed to implement our business plan. For these and other reasons, we are substantially dependent upon the Investor and its ability to honor its financial commitments to us. In all of these matters, there can be no assurance that if the transactions with the Investor are not successful, that we will raise any additional capital or, if we do, that we can raise any capital in the near future and on terms that may be considered reasonable in light of our current circumstances.

We also have only two corporate officers and only limited managerial experience. While we believe that our managerial resources are sufficient and appropriate in our current financial circumstances, the lack of additional management and the lack of managerial time when combined with the Company’s limited financial resources likely limits our ability to evaluate opportunities and develop effective strategies in facing a very competitive market with competitors that have significantly more managerial; and financial resources.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH PERFORMANCE BEVERAGES COMPANY

Dated: December 22, 2015	By:	/s/ Toby McBride
	Name:	Toby McBride
	Title:	Chief Executive Officer

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